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Household Home Equity Loan Trust 1999-1
                                Distribution Number          6
                   Beginning Date of Accrual Period      04/02/00
                         End Date of Accrual Period      04/30/00
                                  Distribution Date      05/22/00
                         Previous Distribution Date      04/20/00

Funds Disbursement
          Available Funds for Distribution                13,436,612.58
                    Principal Collections                  9,283,321.38
                    Interest Collections                   4,153,291.20

                   Distribution  of Interest
Collections
                       Servicing Fee                         197,141.27
                       Extra Principal Distribution        1,326,746.11
Amount
                       Interest Paid                       2,629,403.82
                      To  Class R                                     -

                   Distribution of Principal Collections
                      Principal Paid to                    9,283,321.38
                      Certificates
                      Overcollateralization Release                   -
                      Amount

Balance Reconciliation

          Begin Principal Balance                        473,139,056.29
          Adjustments                                              0.00
          Principal Collections (including               (9,283,321.38)
          repurchases)
          Charge off Amount                                 (48,281.00)
          End Principal Balance                          463,807,453.91

Collateral Performance
          Cash Yield  (% of beginning balance)                   10.53%
          Charge off Amount  (% of beginning                      0.12%
          balance)
          Net Yield                                              10.41%

          Delinquent Loans (contractual)
          30-59 days  principal balance of loan           10,659,231.00
          30-59 days  number of loans                               149
          60-89 days principal balance of loan               973,173.01
          60-89 days number of loans                                 13
          90+ days number of loans                                   40
          90+ days principal balance of loan               3,275,640.47

          Number of Loans that went into REO                          2
          Principal Balance of Loans that went into          197,642.81
          REO
          Principal Balance of all REO                       274,718.81

Overcollateralization Reconcilliation
          Begin OC Amount                                 34,686,906.23
          Target OC Amount                                50,039,651.27
          OC Deficiency                                   15,401,026.04
          OC Release Amount                                           -
          End OC Amount                                   35,965,371.34

Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                           No
          Trigger Event                                      No
          Event of Default                                   No

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Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                48.972417
            2.   Principal Distribution per $1,000            44.768217
            3.   Interest Distribution per $1,000              4.204200

     B.   Calculation of Class A-1 Interest Due & Paid
            1.   Class A-1 related Note Rate                      6.83%
            2.   Accrual Convention                              30/360

            3.   Class A-1 Principal Balance, BOP        175,062,150.06
            4.   Class A-1 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-1 Interest Due                      996,395.40
            6.   Class A-1 Interest Paid                     996,395.40
            7.   Class A-1 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-1 Principal Due & Paid
            1.   Class A-1 Principal Balance, BOP        175,062,150.06
            2.   Class A-1 Principal Due
            3.   Class A-1 Principal Paid                 10,610,067.49
            4.   Class A-1 Principal Balance, EOP        164,452,082.57

            5.   Class A-1 Notes Balance as a % of          0.384375659
                 the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a               0.354569728
                 percentage of the Pool Balance, EOP

Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 5.791667
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              5.791667

     B.   Calculation of Class A-2 Interest Due & Paid
            1.   Class A-2 related Note Rate                      6.95%
            2.   Accrual Convention                              30/360

            3.   Class A-2 Principal Balance, BOP         62,000,000.00
            4.   Class A-2 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-2 Interest Due                      359,083.33
            6.   Class A-2 Interest Paid                     359,083.33
            7.   Class A-2 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-2 Principal Due & Paid
            1.   Class A-2 Principal Balance, BOP         62,000,000.00
            2.   Class A-2 Principal Due
            3.   Class A-2 Principal Paid                             -
            4.   Class A-2 Principal Balance, EOP         62,000,000.00

            5.   Class A-2 Notes Balance as a               0.144913281
            percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a               0.133676161
                 percentage of the Pool Balance, EOP

Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.008333
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.008333

     B.   Calculation of Class A-3 Interest Due & Paid
            1.   Class A-3 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-3 Principal Balance, BOP         90,000,000.00
            4.   Class A-3 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-3 Interest Due                      540,750.00
            6.   Class A-3 Interest Paid                     540,750.00
            7.   Class A-3 unpaid Carryover                           -
                 Shortfall, EOP

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     C.   Calculation of Class A-3 Principal Due & Paid
            1.   Class A-3 Principal Balance, BOP         90,000,000.00
            2.   Class A-3 Principal Due
            3.   Class A-3 Principal Paid                             -
            4.   Class A-3 Principal Balance, EOP         90,000,000.00

            5.   Class A-3 Notes Balance as a               0.210357989
            percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a               0.194046041
                 percentage of the Pool Balance, EOP

Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.008333
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.008333

     B.   Calculation of Class A-4 Interest Due & Paid
            1.   Class A-4 related Note Rate                      7.21%
            2.   Accrual Convention                              30/360

            3.   Class A-4 Principal Balance, BOP         42,920,000.00
            4.   Class A-4 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class A-4 Interest Due                      257,877.67
            6.   Class A-4 Interest Paid                     257,877.67
            7.   Class A-4 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class A-4 Principal Due & Paid
            1.   Class A-4 Principal Balance, BOP         42,920,000.00
            2.   Class A-4 Principal Due
            3.   Class A-4 Principal Paid                             -
            4.   Class A-4 Principal Balance, EOP         42,920,000.00

            5.   Class A-4 Notes Balance as a               0.100317388
            percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a               0.092538401
                 percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 6.525000
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate                      7.83%
            2.   Accrual Convention                              30/360

            3.   Class M-1 Principal Balance, BOP         35,550,000.00
            4.   Class M-1 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class M-1 Interest Due                      231,963.75
            6.   Class M-1 Interest Paid                     231,963.75
            7.   Class M-1 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal Balance, BOP         35,550,000.00
            2.   Class M-1 Principal Due
            3.   Class M-1 Principal Paid                             -
            4.   Class M-1 Principal Balance, EOP         35,550,000.00

            5.   Class M-1 Notes Balance as a               0.083091406
            percentage of the Total Certificate Balance
            6.   Class M-1 Notes Balance as a               0.076648186
                 percentage of the Pool Balance, EOP

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Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per $1,000                 7.391667
            2.   Principal Distribution per $1,000                    -
            3.   Interest Distribution per $1,000              7.391667

     B.   Calculation of Class M-2 Interest Due & Paid
            1.   Class M-2 related Note Rate                      8.87%
            2.   Accrual Convention                              30/360

            3.   Class M-2 Principal Balance, BOP         32,920,000.00
            4.   Class M-2 Interest Carryover                         -
                 Shortfall, BOP

            5.   Class M-2 Interest Due                      243,333.67
            6.   Class M-2 Interest Paid                     243,333.67
            7.   Class M-2 unpaid Carryover                           -
                 Shortfall, EOP

     C.   Calculation of Class M-2 Principal Due & Paid
            1.   Class M-2 Principal Balance, BOP         32,920,000.00
            2.   Class M-2 Principal Due
            3.   Class M-2 Principal Paid                             -
            4.   Class M-2 Principal Balance, EOP         32,920,000.00

            5.   Class M-2 Notes Balance as a               0.076944278
            percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a               0.070977729
                 percentage of the Pool Balance, EOP


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